Prepayments and Other Current Assets	12 Months Ended
Dec. 31, 2023
Prepayments and Other Current Assets
Prepayments and Other Current Assets

5.Prepayments and Other Current Assets

The following is a summary of prepayments and other current assets:

	December 31,	December 31,
	2022	2023
	RMB	RMB
Receivables from a third-party financial institution(1)	—	90,659
Prepayments to vendors	16,110	11,815
Deposits	5,286	5,624
Receivables from third-party online payment platform	2,612	1,884
Deductible VAT	2,399	4,922
Receivables from bank funds in transit	—	4,604
Staff advances	393	325
Others	3,591	4,831
Sub-total	30,391	124,664
Less: allowance for expected credit loss of receivables	—	(90,750)
Total	30,391	33,914
(1)	As of December 31, 2023, receivables from a third-party financial institution amounting to RMB90.7 million (US$12.8 million) are subject to a risk of default, as disclosed in Note 21. Consequently, full allowance for credit loss provision has been recorded.